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                                                                       EXHIBIT 5

                    CNA Capital Select(TM) Variable Annuity

     Application for Deferred Variable Annuity Contract/Certificate Issued by Valley Forge Life Insurance Company, a CNA Insurance Company

For administrative questions, call (800) 827-2621

PLEASE PRINT OR TYPE ALL INFORMATION
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1.  ANNUITANT

[ ] Male  [ ] Female                        [ ] Mr.  [ ] Mrs.  [ ] Ms.  [ ] Miss

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FIRST NAME                   MIDDLE                  LAST NAME

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RELATIONSHIP TO OWNER

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DATE OF BIRTH                                        SOCIAL SECURITY NO./TIN

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STREET ADDRESS                        CITY                        STATE   ZIP

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HOME PHONE              BUSINESS PHONE              E-MAIL ADDRESS

 CONTINGENT ANNUITANT                                [ ] Male  [ ] Female

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FIRST NAME                   MIDDLE                  LAST NAME

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RELATIONSHIP TO OWNER

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DATE OF BIRTH                                        SOCIAL SECURITY NO./TIN

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STREET ADDRESS                        CITY                        STATE   ZIP

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HOME PHONE                            BUSINESS PHONE

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2.  OWNER (IF OTHER THAN ANNUITANT)

[ ] Male  [ ] Female[[ ] Mr.  [ ] Mrs.  [ ] Ms.  [ ] Miss
                     [ ] Individual  [ ] Trust

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FIRST NAME                   MIDDLE                  LAST NAME

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DATE OF BIRTH                                        SOCIAL SECURITY NO./TIN

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STREET ADDRESS                 CITY                 STATE                 ZIP

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HOME PHONE              BUSINESS PHONE              E-MAIL ADDRESS

JOINT OWNER (MUST BE SPOUSE)                         [ ] Male  [ ] Female

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FIRST NAME                   MIDDLE                  LAST NAME

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DATE OF BIRTH                                        SOCIAL SECURITY NO./TIN

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3.  BENEFICIARY

 [ ] Primary              [ ] Contingent              [ ] Percent:      %  _____

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FIRST NAME                   MIDDLE                  LAST NAME

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RELATIONSHIP TO OWNER                       DATE OF BIRTH

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ADDRESS OF BENEFICIARY

 [ ] Primary              [ ] Contingent              [ ] Percent:      %  _____

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FIRST NAME                   MIDDLE                  LAST NAME

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RELATIONSHIP TO OWNER                       DATE OF BIRTH

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ADDRESS OF BENEFICIARY

ADD INFORMATION ABOUT ADDITIONAL BENEFICIARIES HERE. CONTINUE UNDER SPECIAL INSTRUCTIONS (p9) IF NECESSARY

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4.  PLAN TYPE

The annuity will be used in the type of plan checked below:

[ ] Non-qualified: Is this a 1035 Exchange?*
   [ ] Yes   [ ] No                If yes, anticipated $
                                   ------
[ ] Qualified: Is this a direct transfer?*
   [ ] Yes   [ ] No                If yes, anticipated $
                                   ------

                        ---------  [ ] Spousal     --------
[ ] Regular IRA         TAX YEAR   IRA             TAX YEAR

                                                   --------
[ ] Rollover IRA                   [ ] Roth IRA    TAX YEAR
                        ---------
                        ---------
[ ] HR-10 (Keough)      TAX YEAR   [ ] Other
                                   ------------------
 [ ] Simplified Employee Pension Plan ---------
                    TAX YEAR

*IF THIS IS A 1035 EXCHANGE OR DIRECT TRANSFER, PLEASE COMPLETE A VARIABLE PRODUCTS AUTHORIZATION TO TRANSFER FUNDS FORM. YOU MAY ALSO NEED TO COMPLETE A REPLACEMENT FORM IN SOME STATES.
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5.  CONTRIBUTIONS
                           (MAKE CHECKS PAYABLE TO VALLEY FORGE LIFE INSURANCE COMPANY)
 Total Contribution: $  _________ (Minimum Initial Deposit: $2000)
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6.  TELEPHONE TRANSFER AUTHORIZATION

Upon receiving proper identification as outlined in the prospectus, I instruct Valley Forge Life to accept telephone requests from (check applicable box or boxes) [ ] me [the owner(s)]/ [ ] and/or my designated registered representative, ____________________________ (name of representative). I understand that neither Valley Forge Life, nor any persons authorized by Valley Forge Life, will be responsible for any claim, loss, liability or expense in connection with instructions received by telephone from me or the designated representative, if Valley Forge Life acted on such instructions in good faith in reliance upon this authorization. Valley Forge Life will continue to act upon this authorization until such time as I notify Valley Forge Life otherwise in writing.
------------------
------------------
------------------
       OWNER'S INITIALS             JOINT OWNER'S INITIALS            DATE

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7. PRE-AUTHORIZED CHECK (ATTACH VOIDED CHECK OR DEPOSIT SLIP)

I authorize CNA to withdraw $ _____________ on a monthly basis from my checking account for future monthly contributions to my Contract. A voided check or deposit slip is attached. (MINIMUM IS $100 MONTHLY.)

IF YOU WANT THE WITHDRAWAL TO OCCUR ON A SPECIFIC DAY OF THE MONTH, WRITE THAT DAY HERE ________ (NOTE THAT THE 29TH, 30TH, AND 31ST ARE NOT AVAILABLE DATES). OTHERWISE, CONTRIBUTIONS WILL BEGIN ONE FREQUENCY AFTER THE DATE OF ISSUE.

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8.  ANNUITY DATE
                           IF NO DATE IS SPECIFIED, THE CONTRACT/ CERTIFICATE WILL BE ISSUED WITH ANNUITY DATE AS THE CONTRACT DATE FOLLOWING THE ANNUITANT'S 99TH BIRTHDAY (UNLESS OTHERWISE SPECIFIED BY STATE REGULATIONS). ANNUITY
-------------------------  OPTION DEFAULTS TO LIFE WITH 10-YEAR PERIOD CERTAIN.
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9.  SPECIAL INSTRUCTIONS
                                                     ---------------------------

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                                                                        CNA LOGO
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   10.  ALLOCATIONS
                              On issued contracts, your initial Net Purchase
   payment will be allocated as indicated below. Selections must total 100%. Minimum initial allocation to any single subaccount is 1%. No fractional percentages. These percentages will apply in future years but may be changed at any time by the owner. If no allocation is indicated, Prime Money Fund will be automatically selected.

    FEDERATED ADVISERS
    --- % PRIME MONEY FUND
    II (101)
    --- % UTILITY FUND II    --- % HIGH INCOME BOND
     (102)                   FUND II (103)
    FIDELITY MANAGEMENT AND RESEARCH COMPANY
    --- % VIP EQUITY-INCOME  --- % VIP II INDEX 500
     (201)                   (203)
    --- % VIP II ASSET       --- % VIP II CONTRAFUND
     MANAGER (202)           (204)
    FRED ALGER MANAGEMENT, INC.
    --- % AMERICAN SMALL CAP
     (301)
    --- % AMERICAN GROWTH    --- % AMERICAN MID-CAP
     (302)                   GROWTH (303)

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   11.  DOLLAR COST AVERAGING
                                            I authorize the Company to transfer
                                            the following amount as indicated
                                            below.
                                            (CHOOSE ONLY ONE: DCA STANDARD
                                            VERSION OR DCA SPECIAL VERSION.)
[ ] DCA (STANDARD VERSION -- CAN ACTIVATE AT ANY TIME)
MFS ASSET MANAGEMENT, INC.
--- % EMERGING GROWTH
 SERIES (401)
--- % RESEARCH SERIES (402)
--- % GROWTH WITH INCOME
 SERIES (403)
--- % TOTAL RETURN SERIES
 (405)
SOGEN ASSET MANAGEMENT
 CORP.
--- % OVERSEAS VARIABLE
 FUND (501)
                             MINIMUM INITIAL DEPOSIT IS
Initial deposit: $           $1,000
  ---------------            MINIMUM TRANSFER AMOUNT:
                             $100

DCA Contributions will be allocated according to instructions in section 10. UNALLOCATED FUND BALANCE WILL BE MAINTAINED IN THE (FEDERATED) PRIME MONEY FUND II.

Check transfer term:
       [ ] Until "Money Market" account is 100% depleted
       [ ] Will notify you when to discontinue DCA program

           (PLEASE NOTE NOTIFICATION MUST BE IN WRITING AND MUST BE RECEIVED BY CNA AT LEAST 30 DAYS PRIOR TO DESIRED DATE OF DISCONTINUATION)
       [ ] End date:
       -------------/
       -------------/
       -------------

Amount per frequency: $
--------------- OR %
---------------

Transfer frequency (CHECK
  ONE)                     [ ] Monthly          [ ] Quarterly
                           [ ] Semi-annually    [ ] Annually

IF YOU WANT THE WITHDRAWAL TO OCCUR ON A SPECIAL DAY OF THE MONTH, WRITE THAT DAY HERE __________ (NOTE THAT THE 29TH, 30TH, AND 31ST ARE NOT AVAILABLE DATES). OTHERWISE, CONTRIBUTIONS WILL BEGIN ONE FREQUENCY AFTER THE DATE OF ISSUE.

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   12.  REBALANCING
                              REBALANCING WILL BEGIN ON THE FIRST BUSINESS DAY
   OF THE CHOSEN FREQUENCY ONCE THE REQUEST IS RECEIVED BY THE SERVICE CENTER.

Rebalancing should
  occur:                    [ ] Quarterly         [ ] Annually
                            [ ] Semi-annually

REBALANCING CANNOT OCCUR CONCURRENTLY WITH DOLLAR COST AVERAGING OR SYSTEMATIC WITHDRAWAL.
[ ] DCA (SPECIAL VERSION -- CAN ACTIVATE ONLY WITH INITIAL PURCHASE)

Initial deposit: $
------------------ MINIMUM INITIAL DEPOSIT IS $5,000. DEPOSIT MUST BE EXHAUSTED WITHIN SELECTED TIMEFRAME (1 YEAR OR 6 MONTHS -- SELECT OPTION 1 OR OPTION 2 BELOW).

DCA Contributions will be allocated according to instructions in section 10. UNALLOCATED FUND BALANCE WILL RECEIVE A FIXED-INTEREST RATE ACCORDING TO THE OPTION SELECTED.

Transfer will be completed in equal percentages throughout the time period and transfer frequency indicated below:

Time period (CHECK        [ ] Option 1 1 YEAR TO COMPLETE TOTAL FUND
 ONE)                     TRANSFER
                          [ ] Option 2 6 MONTHS TO COMPLETE TOTAL FUND
                          TRANSFER

(PLEASE CONSULT YOUR CNA REPRESENTATIVE FOR CURRENT RATES BEING OFFERED ON EACH OF THESE TWO OPTIONS)

Transfer frequency (CHECK ONE)  [ ] Monthly  [ ] Quarterly

SPECIAL DCA WILL BEGIN 1 MONTH AFTER ALL INITIAL FUNDS ARE RECEIVED.

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   13.  SYSTEMATIC WITHDRAWAL

    [ ] Net withdrawal  [ ] $ ------------------  UNLESS NET
                                                  WITHDRAWAL IS
    [ ] --------------------- % of account value  REQUESTED, THE
                                                  CHECK WILL BE
                                                  SENT GROSS OF
                                                  SURRENDER
                                                  CHARGES.

    Transfer Frequency                           [
      (CHECK ONE):            [ ] Monthly        ] Quarterly
                              [ ] Semi-annually  [ ] Annually
    SYSTEMATIC WITHDRAWAL CANNOT OCCUR CONCURRENTLY WITH
    DOLLAR COST AVERAGING OR
    REBALANCING.

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   14.  STATEMENT OF PARTICIPANT
                                                [ ] I HAVE  [ ] HAVE
   NOT received a copy of the current prospectus for the Capital Select Variable Annuity. Date of Prospectus:
   ---------/
   ---------/
   --------- I hereby represent to the best of my knowledge and belief that each of the statements and answers contained above is full, complete and true, and that each Social Security number or taxpayer identification number shown above is correct. I understand that all payments and values, when based on the investment experience of variable accounts, may increase or decrease in accordance with market performance, and the dollar amounts are not guaranteed. I understand that amounts payable from the Guaranteed Interest Option under this contract are subject to a market value adjustment if withdrawn or transferred prior to the end of the applicable guaranteed period. I also understand that surrender charges may be applicable. I understand this application and any signed and dated attachments shall be made a part of the annuity contract issued by the Valley Forge Life Insurance Company. I believe this contract will meet anticipated financial needs. Signed at:

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   CITY                                                              STATE
                                  DATE

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   ANNUITANT'S SIGNATURE
                                       OWNER'S
   SIGNATURE (IF OTHER THAN ANNUITANT)

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   JOINT OWNER'S SIGNATURE
                                    AGENT/REGISTERED
   REP'S SIGNATURE

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   15.  AGENT'S REPLACEMENT QUESTION
                                                         Do you have knowledge
   or reason to believe that the annuity applied for by this application will replace or change any insurance or annuity coverage currently in force on the life of the proposed annuitant? [ ] Yes [ ] No (If yes, provide details and complete the appropriate replacement form. If this is a 1035 exchange or direct transfer, please complete a variable product "authorization to transfer" form.) AGENT TRANSMITTAL: NOTE: PLEASE PRINT. NAME ENTERED MUST BE IDENTICAL TO THE NAME ON THE AGENT'S STATE LICENSE.

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   WRITING AGENT/REPRESENTATIVE                      AGENT
   CODE                  SPLIT PERCENT

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   WRITING AGENT/REPRESENTATIVE                      AGENT
   CODE                  SPLIT PERCENT

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   BROKER DEALER                                DEALER
   CODE                  BRANCH ADDRESS                      PHONE NUMBER

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   WHOLESALE BROKER DEALER/MANAGER GENERAL AGENT/LIFE SALES
   OFFICE                  DEALER/AGENT CODE

   FOR REGISTERED REPRESENTATIVE USE ONLY. CONTACT YOUR HOME OFFICE FOR PROGRAM
   INFORMATION: [ ] OPTION A  [ ] OPTION B  [ ] OPTION C
   SEND APPLICATIONS AND FUND PAPERWORK TO: CNA ATTN: VARIABLE TEAM P.O. BOX 305139 NASHVILLE, TN 37230-1539 PHONE: 800-827-2621
   SEND OVERNIGHT DELIVERIES TO: CNA ATTN: VARIABLE TEAM 100 CNA
   DRIVE NASHVILLE, TN 37214

   V206-362-8                                                        APP206352-C

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